Supplement dated May 1, 2018

To the Prospectus, dated May 1, 2015, as amended, for

New York Life Insurance and Annuity Corporation

NYLIAC Corporate Sponsored Variable Universal Life (“CSVUL”)

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the May 1, 2015 prospectus, as amended, for CSVUL offered through the separate account referenced above (the “Prospectus”). You should read this information carefully and retain this supplement for future reference together with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The purpose of this supplement is to note the following changes to CSVUL that will take effect on May 1. 2018:

(i)	A name change to seven (7) Eligible Portfolios; and

(ii)	The closure of three (3) Eligible Portfolios to all investments.

Keeping this purpose in mind, please note the following:

1.	Name Change to Certain Eligible Portfolios:

Effective May 1, 2018, the name of the following Eligible Portfolios from MainStay VP Funds Trust will change from:

MainStay VP Common Stock – Initial Class to MainStay VP MacKay Common Stock – Initial Class;

MainStay VP Convertible – Initial Class to MainStay VP MacKay Convertible – Initial Class;

MainStay VP Cornerstone Growth – Initial Class to MainStay VP MacKay Growth– Initial Class;

MainStay VP Government – Initial Class to MainStay VP MacKay Government – Initial Class;

MainStay VP High Yield Corporate Bond – Initial Class to MainStay VP MacKay High Yield Corporate Bond– Initial Class;

MainStay VP International Equity – Initial Class to MainStay VP MacKay International Equity – Initial Class; and

MainStay VP S&P 500 Index – Initial Class to MainStay VP MacKay S&P 500 Index – Initial Class.

2.	Hard Close of Certain MainStay VP Funds Trust Eligible Portfolios

Effective May 1, 2018 (the “Hard Close Date”), policyholders will no longer be able to allocate cash value to any of the following Eligible Portfolios: MainStay VP Emerging Markets Equity – Initial Class, MainStay VP MacKay Growth – Initial Class, and MainStay VP T. Rowe Price Equity Income – Initial Class (the “Portfolios”). This restriction will also apply to those currently invested in any of the Portfolios. In addition, if policyholders invested in the Portfolios remove any cash value from any of them on or after the Hard Close Date, they will not be permitted to reinvest in any of the Portfolios.

For thirty (30) days from the date hereof, if you have allocations in any of the Portfolios, you may transfer such allocations to any other available investment option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfer will be based on the accumulation unit value of the relevant Investment Division as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus. Please see the Prospectus for information on how to complete transfers from any of the Portfolios to other investment options that we currently offer.

In addition, please note the following:

•	You have the right to change your allocations throughout the life of your policy. CSVUL offers a variety of Investment Divisions from which to choose. For additional information concerning other Investment Divisions, please refer to either the Prospectus or the prospectus (or summary prospectus) for the Investment Division(s) you are interested in.

•	You can request a paper copy of the prospectuses (or summary prospectuses) for our other Investment Divisions by contacting the Service Office noted on the first page of the Prospectus.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010